Other Expense, net (Tables)	3 Months Ended
Mar. 31, 2023
Conduit Pharmaceuticals Ltd [Member]
Schedule of Other Expense, Net

The following table presents other expense, net, for the periods ended March 31, 2023 and 2022 (in thousands):

	For the three months ended March 31,
	2023	2022
Other income:
Change in fair value of option liability	$136	$-
Gain on sale of investment in equity securities	-	33
Total other income	$136	$33
Other expense:
Change in fair value of equity securities receivable	-	48
Change in fair value of convertible notes payable	280	1
Realized foreign currency transaction loss	8	-
Interest expense on convertible promissory note	5	-
Total other expense	$293	$49
Total other income (expense), net	$(157)	$(16)